Deferred Charges	6 Months Ended
Jun. 30, 2015
Deferred Charges Disclosure [Abstract]:
Deferred Charges

7. Deferred Charges:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Financing Costs	Dry-docking and Special Survey Costs	Total
Balance, December 31, 2014	7,902	20,773	28,675
Additions	-	2,650	2,650
Amortization	(946)	(3,583)	(4,529)
Balance, June 30, 2015	6,956	19,840	26,796

Financing costs represent fees paid to the lenders for the conclusion of the Company’s financing. The amortization of loan financing costs is included in interest and finance costs in the accompanying consolidated statements of income (Note 16).

During the six-month periods ended June 30, 2014 and 2015, three and two vessels, respectively completed their special surveys, while one vessel was in the process of undergoing her special survey. The amortization of the dry-docking and special survey costs is separately reflected in the accompanying consolidated statements of income.